Exhibit 99.1

EXECUTION COPY

CONSENT AND AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This Consent and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement (this “Amendment”), dated as of May 24, 2016 (the “Second Amendment Effective Date”), is entered into among FIFTH THIRD BANK, an Ohio banking corporation, as agent (in such capacity as agent, the “Agent”) for itself and all other lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), the LENDERS, ADDUS HEALTHCARE, INC., an Illinois corporation (“Addus Healthcare”), ADDUS HEALTHCARE (IDAHO), INC., a Delaware corporation (“Addus Idaho”), ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation (“Addus Indiana”), ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation (“Addus Nevada”), ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation (“Addus New Jersey”), ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation (“Addus North Carolina”), BENEFITS ASSURANCE CO., INC., a Delaware corporation (“Benefits Assurance”), PHC ACQUISITION CORPORATION, a California corporation (“PHC Acquisition”), PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation (“Professional Reliable”), ADDUS HEALTHCARE (SOUTH CAROLINA), INC., a Delaware corporation (“Addus South Carolina”), ADDUS HEALTHCARE (DELAWARE), INC., a Delaware corporation (“Addus Delaware”), CURA PARTNERS, LLC, a Tennessee limited liability company (“Cura”), PRIORITY HOME HEALTH CARE, INC., an Ohio corporation (“Priority Home”), SOUTH SHORE HOME HEALTH SERVICE INC., a New York corporation (“South Shore”; Addus Healthcare, Addus Idaho, Addus Indiana, Addus Nevada, Addus New Jersey, Addus North Carolina, Benefits Assurance, PHC Acquisition, Professional Reliable, Addus South Carolina, Addus Delaware, Cura, Priority Home and South Shore are collectively referred to herein as the “Borrowers” and individually referred to herein, each as a “Borrower”), and ADDUS HOMECARE CORPORATION, a Delaware corporation (“Holdings”; Holdings and Borrowers are collectively referred to as the “Credit Parties”).

W I T N E S S E T H:

WHEREAS, Agent, Fifth Third Bank, as a Lender, Compass Bank, Bank of the West and Franklin Synergy Bank (collectively, the “Existing Lenders”), Holdings and certain of the Borrowers are parties to that certain Second Amended and Restated Credit and Guaranty Agreement, dated as of November 10, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, prior to this Amendment, Addus Healthcare purchased (the “BestCare Asset Acquisition”) the Assets (as such term is defined in the BestCare Purchase Agreement (as defined below)) and assumed the Assumed Liabilities (as such term is defined in the BestCare Purchase Agreement) in respect of the Business (as such term is defined in the BestCare Purchase Agreement) of Five Points Healthcare of Virginia, LLC (d/b/a BestCare HomeCare), a Delaware limited liability company (the “Seller”), pursuant to that certain Asset Purchase Agreement, effective as of November 9, 2015, by and among Addus Healthcare, as purchaser, the Seller, and Five Points Healthcare, LLC, a Delaware limited liability company, as parent (the “BestCare Purchase Agreement”, together with any and all other instruments, documents and agreements executed and/or delivered in connection therewith, the “BestCare Purchase Documents”; a true, correct and complete copy of each of the BestCare Purchase Documents were delivered to Agent prior to the date hereof);

WHEREAS, in order to consummate the BestCare Asset Acquisition, the Borrowers used the proceeds of a Revolving Loan under the Credit Agreement to pay the cash outlay portion of the purchase price thereunder that was an amount equal to $4,115,026.00 (the “BestCare Revolving Loan”);

WHEREAS, the Borrowers and Holdings have requested that the Agent and the Existing Lenders (a) consent to the Borrowers’ ability to borrow a Draw Term Loan in the amount equal to $3,000,000.00, the remaining Draw Term Loan amount available under the Credit Agreement, and apply the proceeds of such Draw Term Loan to prepay the outstanding Revolving Loans on account of the BestCare Revolving Loan (as the proceeds of a Draw Term Loan are required under the Credit Agreement to be used in respect of Permitted Acquisitions) and (b) amend the Credit Agreement to, among other things, (i) increase the Revolving Credit Commitment thereunder by $25,000,000, from $75,000,000 to $100,000,000, (ii) increase the Applicable Advance Multiple from a maximum of 3.25 to 1.0 to 3.75 to 1.0, (iii) increase the maximum Senior Leverage Ratio from 3.50 to 1.0 to 4.00 to 1.0 and (iv) add Healthcare Financial Solutions, LLC as a Lender under the Credit Agreement;

WHEREAS, the Credit Parties wish, and Agent and the Existing Lenders are willing, to give the requested consent and amend the Credit Agreement, subject to the terms and conditions of this Amendment; and

WHEREAS, this Amendment shall constitute one of the Loan Documents and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

Section 1 Definitions and Reaffirmation of the Credit Agreement. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Credit Agreement. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

Section 2 Consent. Notwithstanding the provisions of (a) Section 5.7 of the Credit Agreement, the Agent and the Lenders hereby consent and agree that, with respect to the request by Borrowers for the Draw Term Loan made on the date hereof, the requirement that the proceeds thereof be used to finance a Permitted Acquisition shall not be required, and (b) Section 3.1(e)(iii) of the Credit Agreement, the Agent and the Lenders hereby consent and agree that, with respect to the request for the Draw Term Loan made on the date hereof, the requirement that the BestCare Asset Acquisition meet all of the applicable requirements, terms and conditions set forth in the definition of “Permitted Acquisition” shall not be required, in each case so long as the proceeds of the Draw Term Loan made on the date hereof is applied to prepay the outstanding Revolving Loans. Each of Agent’s and each Lender’s consents as described in the preceding sentence are given upon the condition of the satisfaction of the conditions set forth in Section 4 hereof and in reliance upon the representations and warranties set forth in Section 7 below being true and correct.

Section 3 Amendment of the Credit Agreement. The Credit Parties, Agent and the Lenders hereby agree to amend the Credit Agreement as of the date hereof as follows:

(a) Section 1.1 (Definitions). The following new definitions shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Second Amendment” shall mean that certain Consent and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement, dated as of the Second Amendment Effective Date, by and among the Borrowers, the other Credit Parties party thereto, the Agent, for the benefit of itself and the other Lenders, and the Lenders.

“Second Amendment Effective Date” shall mean May 24, 2016.

“Write-Down and Conversion Powers” shall mean with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) Section 1.1 (Definitions). The following definitions in Section 1.1 of the Credit Agreement shall be amended and restated to read as follows:

“Applicable Advance Multiple” means (i) from the Original Closing Date through December 31, 2009, 2.75 to 1.0, (ii) from January 1, 2010 through one Business Day immediately prior to the Second Amendment Effective Date, 3.25 to 1.0 and (iii) for each date of determination thereafter, commencing with the Second Amendment Effective Date, the maximum permitted Senior Leverage Ratio, expressed as the quotient of such ratio, for the most recently specified test date set forth in Section 6.22(a) as of or prior to such date of determination; provided that, in no event shall the Applicable Advance Multiple exceed 3.75 to 1.0.

“Daily Floating LIBOR” means, for each day, the rate of interest per annum rounded upwards (the “Daily Floating Rounding Adjustment”), if necessary, to the next 1/100 of 1% fixed by ICE Benchmark Administration Limited (or any successor thereto, or replacement thereof, approved by Agent, each an “Alternate LIBOR Source”) at approximately 11:00 a.m., London, England time (or the relevant time established by ICE Benchmark Administration Limited, an Alternate LIBOR Source, or Agent, as applicable), two (2) Business Days prior to such date of determination, relating to quotations for the 1 month London InterBank Offered Rates on U.S. Dollar deposits, as displayed by Bloomberg LP (or any successor thereto or replacement thereof, as approved by Agent, each an “Approved Bloomberg Successor”), or if no longer displayed by Bloomberg LP (or any Approved Bloomberg Successor), such rate of interest per annum as shall be determined in good faith by Agent from such sources as it shall determine to be comparable to Bloomberg LP (or any Approved Bloomberg Successor), all as determined by Agent in accordance with this Agreement and Agent’s loan systems and procedures periodically in effect; provided that, notwithstanding the foregoing, in no event shall the Daily Floating LIBOR be less than zero percent (0%) as of any date (the “Daily Floating LIBOR Minimum”); provided further that, at any time during which a Rate Management Agreement with Agent is then in effect with respect to all or a portion of the Obligations, the Daily Floating LIBOR Minimum and the Daily Floating Rounding Adjustment shall all be disregarded and no longer of any force and effect with respect to such portion of the Obligations subject to such Rate Management Agreement. For the avoidance of doubt, the Daily Floating LIBOR shall be determined, with respect to any Daily Floating LIBOR Loan, as of the first day of the beginning of the applicable 1 month interest period in which such Daily Floating LIBOR Loan is made and the first day of each applicable one month interest period thereafter while such Daily Floating LIBOR Loan is outstanding, or such other day as determined by Agent in its sole discretion.

“EBITDA” means, with reference to any period, without duplication, Net Income for such period plus the sum of all amounts deducted in arriving at such Net Income amount in respect of (a) Interest Expense for such period, (b) federal, state, and local income taxes for such period, (c) [reserved], (d) depreciation of fixed assets and amortization of intangible assets for such period, (e) non-recurring fees, costs and expenses for such period incurred in connection with entering into this Agreement, the other Loan Documents and the transactions contemplated thereby on the Second Restatement Closing Date in an aggregate amount not to exceed $1,100,000, (f) all other extraordinary or non-recurring expenses and losses for such period in an amount reasonably acceptable to Agent, (g) non-recurring due diligence costs and expenses for such period incurred in connection with closed Acquisitions permitted under this Agreement, (h) non-cash charges (or minus non-cash gains), including non-cash equity based compensation expenses, for such period, (i) negative adjustments (or minus positive adjustments) to contingent consideration recognized in connection with Acquisitions permitted under this Agreement, and (j) stock-based compensation expense recognized on the issuance of stock-based incentives issued to directors and employees of the Credit Parties for such period; provided that, notwithstanding anything to the contrary contained herein, EBITDA shall be deemed to be (x) $7,339,082.00 for the fiscal quarter of the Credit Parties ended March 31, 2016, (y) $6,566,257.00 for the fiscal quarter of the Credit Parties ended December 31, 2015, (z) $7,189,671.00 for the fiscal quarter of the Credit Parties ended September 30, 2015, and (aa) $8,121,860.00 for the fiscal quarter of the Credit Parties ended June 30, 2015. With respect to any period during which any Permitted Acquisition has occurred after the Second Amendment Effective Date, for purposes of determining compliance with the financial covenants set forth in Section 6.22 and calculating the Leverage Limit, EBITDA shall be calculated with respect to such period on a pro forma basis (provided, that any pro forma adjustments included therein shall have been supported by a Subject QofE Report (as defined below) and approved by the Agent, in its sole discretion) using the historical audited financial statements of any business so acquired, to the extent supported by a quality of earnings report prepared by a third party reasonably acceptable to the Agent (which quality of earnings report was received and deemed acceptable by the Agent in its reasonable discretion prior to the consummation of such Permitted Acquisition (such quality of earnings report, a “Subject QofE Report”) and the financial statements of the Credit Parties and their Subsidiaries which shall be reformulated as if such Permitted Acquisition, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred or repaid at the beginning of such period (and assuming that any such incurred Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the rate which is or would have been in effect with respect to such Indebtedness as at the relevant date of determination).

“Fee Letter” means, individually and collectively, (a) that certain fee letter agreement, dated as of the Second Restatement Closing Date, among Fifth Third and the Credit Parties, and (b) that certain fee letter agreement, dated as of the Second Amendment Effective Date, among Fifth Third and the Credit Parties, in each case entered into pursuant to Section 2.13(c).

“LIBOR” means, for an Interest Period for a Borrowing of Eurodollar Loans, the rate of interest per annum rounded upwards (the “LIBOR Rounding Adjustment”), if necessary, to the next 1/100 of 1% fixed by ICE Benchmark Administration Limited (or any successor thereto, or replacement thereof, approved by Agent, each an “Alternate LIBOR Source”) at approximately 11:00 a.m., London, England time (or the relevant time established by ICE Benchmark Administration Limited, an Alternate LIBOR Source, or Agent, as applicable), two (2) Business Days prior to such date of determination, relating to quotations for the applicable 1 month, 2 month or 3 month London InterBank Offered Rates on U.S. Dollar deposits, as displayed by Bloomberg LP (or any successor thereto or replacement thereof, as approved by Agent, each an “Approved Bloomberg Successor”), or if no longer displayed by Bloomberg LP (or any Approved Bloomberg Successor), such rate of interest per annum as shall be determined in good faith by Agent from such sources as it shall determine to be comparable to Bloomberg LP (or any Approved Bloomberg Successor), all as

determined by Agent in accordance with this Agreement and Agent’s loan systems and procedures periodically in effect; provided that, notwithstanding the foregoing, in no event shall LIBOR be less than zero percent (0%) as of any date (the “LIBOR Rate Minimum”); provided further that, at any time during which a Rate Management Agreement with Agent is then in effect with respect to all or a portion of the Obligations, the LIBOR Rate Minimum and the LIBOR Rounding Adjustment shall all be disregarded and no longer of any force and effect with respect to such portion of the Obligations subject to such Rate Management Agreement.

“Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Swing Loans and Letters of Credit issued for the account of any Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced, increased or otherwise modified at any time or from time to time pursuant to the terms hereof. Borrowers and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders aggregate $100,000,000 on the Second Amendment Effective Date.

“Swing Line Sublimit” means $10,000,000, as reduced pursuant to the terms hereof.

(c) Section 1.1 (Definitions). Subclause (i) of clause (d) of the definition of “Defaulting Lender” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

“(i) become the subject of (x) a proceeding under any Debtor Relief Law or (y) a Bail-In Action, or”

(d) Section 1.1 (Definitions). Each of the definitions of “LIBOR Index Rate” and “Reuters Screen LIBOR01 Page” set forth in Section 1.1 of the Credit Agreement is hereby deleted.

(e) Clause (a) (Repayment of Draw Term Loans) of Section 2.7 (Maturity of Loans). Clause (a) of Section 2.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Repayment of Draw Term Loans. The outstanding principal balance of the Draw Term Loans shall be repaid at a rate of five percent (5%) per annum straight-line amortization determined based upon the aggregate principal amount of each

Borrowing of the Draw Term Loans, which installments shall be payable on June 30, 2016 and the last Business Day of each calendar quarter thereafter; provided that any remaining outstanding principal balance of the Draw Term Loans shall be repaid on the Draw Term Loan Maturity Date; provided further, that, for the avoidance of doubt, the amortization amount determined above for Draw Term Loans shall increase with each Borrowing of Draw Term Loans. Each principal payment on the Draw Term Loans shall be applied to the Lenders holding the Draw Term Loans pro rata based upon their Draw Term Loan Percentages.”

(f) Clause (a) (Collections) of Section 2.15 (Collections; Controlled Disbursement Accounts). The eighth, ninth and tenth sentences set forth in clause (a) of Section 2.15 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Each Business Day, the Agent, (i) in respect of each of the Government Receivables Lockbox Accounts, will, among other things, in accordance with the sweep instructions of the applicable Borrower (and each Borrower hereby expressly instructs the Agent to), transfer all collected and available funds in any Government Receivables Lockbox Account pursuant to the Agent’s automated sweep program, automatically and without notice, request or demand by any Borrower (x) prior to the existence of an Event of Default, to the Funding Account and (y) following the existence of an Event of Default, for application against the Obligations in the order specified by Section 2.9 hereof or, if such section does not so specify, in such order as the Agent shall determine in its discretion, and (ii) in accordance with the Agent’s policies and procedures, will transfer all collected and available funds in the Collection Accounts (other than any Government Receivables Lockbox Account) pursuant to the Agent’s automated sweep program, automatically and without notice, request or demand by any Borrower (x) prior to the existence of an Event of Default, to the Funding Account and (y) following the existence of an Event of Default, for application against the Obligations in the order specified by Section 2.9 hereof or, if such section does not so specify, in such order as the Agent shall determine in its discretion. Each Borrower hereby agrees that it will not change any sweep instructions, including, without limitation, the foregoing sweep instructions or any sweep instructions set forth in any Government Receivables Lockbox Account Agreement, without the prior written consent of the Agent. [Reserved].”

(g) Section 5.29 (EEA Financial Institutions). A new Section 5.29 is hereby added to the Credit Agreement immediately following Section 5.28 thereof to read as follows:

“Section 5.29 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.”

(h) Clause (a) (Senior Leverage Ratio) of Section 6.22 (Financial Covenants). Clause (a) of Section 6.22 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Senior Leverage Ratio. Holdings and its Subsidiaries, on a consolidated basis, shall not, as of the last day of each fiscal quarter of Holdings and its Subsidiaries during the periods specified below, permit the Senior Leverage Ratio to be greater than:

Fiscal Quarter Ending	The Senior Leverage Ratio Shall Not Be Greater Than:

December 31, 2015	3.50 to 1.0
March 31, 2016	3.50 to 1.0
June 30, 2016	4.0 to 1.0
September 30, 2016	4.0 to 1.0
December 31, 2016	4.0 to 1.0
March 31, 2017	4.0 to 1.0
June 30, 2017	4.0 to 1.0
September 30, 2017	4.0 to 1.0
December 31, 2017	4.0 to 1.0
March 31, 2018	4.0 to 1.0
June 30, 2018	4.0 to 1.0
September 30, 2018	4.0 to 1.0
December 31, 2018	4.0 to 1.0
March 31, 2019	4.0 to 1.0
June 30, 2019	4.0 to 1.0
September 30, 2019 and the last day of each fiscal quarter thereafter	4.0 to 1.0

(i) Section 8.3 (Unavailability of Deposits or Inability to Ascertain, or Inadequacy of LIBOR). Section 8.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“8.3 “Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR. If on or prior to the first day of any Interest Period for any Borrowing of Eurodollar Loans or on any day with respect to Daily Floating LIBOR Loans:

(a) the Agent determines that deposits in Dollars (in the applicable amounts) are not being offered to it in the interbank eurodollar market for such Interest Period, or that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBOR and/or Daily Floating LIBOR, as applicable, or

(b) the Required Lenders advise the Agent that (i) LIBOR as determined by the Agent will not adequately and fairly reflect the cost to such Lenders of funding their Eurodollar Loans for such Interest Period and/or Daily Floating LIBOR will not adequately and fairly reflect the cost to such Lenders of funding their Daily Floating LIBOR Loans, as applicable or (ii) that the making or funding of Eurodollar Loans and/or Daily Floating LIBOR Loans, as applicable, has become impracticable, then the Agent shall forthwith give notice thereof to Borrower Representative and the Lenders, whereupon (x) until the Agent notifies Borrower Representative that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make Eurodollar Loans and/or Daily Floating LIBOR Loans, as applicable, shall be suspended and (y) on the last day of the current Interest Period for each Eurodollar Loan and/or Daily Floating LIBOR Loan, as applicable (or such earlier date as requested by Agent), such Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan.”

(j) Section 8.7(a)(iv) (Reallocation of Participations to Reduce Fronting Exposure). The last sentence of subclause (iv) of clause (a) of Section 8.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Subject to Section 10.27 hereof, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.”

(k) Section 10.27 (Acknowledgement and Consent to Bail-In of EEA Financial Institutions). A new Section 10.27 is hereby added to the Credit Agreement immediately following Section 10.26 thereof to read as follows:

10.27 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

(l) Exhibit B (Notice of Borrowing) attached to the Credit Agreement is hereby amended and restated in its entirety with Exhibit B – Notice of Borrowing attached hereto as Exhibit A.

(m) Exhibit E (Compliance Certificate) attached to the Credit Agreement is hereby amended and restated in its entirety with the Exhibit E - Compliance Certificate attached hereto as Exhibit B.

(n) Schedule 1 (Commitments) attached to the Credit Agreement is hereby amended and restated in its entirety with the Schedule 1 – Commitments attached hereto as Exhibit C.

Section 4 Conditions of Effectiveness. This Amendment shall become effective as of the Second Amendment Effective Date, but only upon satisfaction of the following conditions:

(a) receipt by Agent, in form and substance acceptable to Agent, of one or more counterparts of this Amendment; (ii) a Notice of Borrowing directing Agent to apply the proceeds of the Draw Term Loan made on the date hereof to prepay the outstanding Revolving Loans; and (iii) such other certificates, instruments, documents and agreements and/or other deliverables set forth on the Closing Document Checklist attached hereto as Annex I, each in form and substance satisfactory to Agent;

(b) such other certificates, instruments, documents, and agreements as may be reasonably required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel;

(c) receipt by Agent of (i) the fees required by the Fee Letter and (ii) the Closing Fees (as defined below); and

(d) the representations and warranties set forth in Section 7 below shall be true and correct, both before and after giving effect to this Amendment and the transactions contemplated thereby.

Section 5 Closing Fees; Fees and Expenses. Each of the Borrowers agrees to pay to Agent, (x) for the benefit of Healthcare Financial Solutions, LLC, a closing fee of $62,500.00 and (y) for the benefit of the Existing Lenders, a consent fee of $100,000.00 (or 0.10% of $100,000,000) (collectively, the “Closing Fees”), which fees shall be fully earned and payable on the Second Amendment Effective Date. Each of the Borrowers further agrees to pay on demand all costs and reasonable expenses of, or incurred by, Agent, including but not limited to, reasonable legal fees and expenses, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment.

Section 6 Affirmation. Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified, reaffirmed, confirmed and approved in all respects by each of the Credit Parties. Except as specifically amended pursuant to the terms hereof, each of the Credit Parties covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement, as amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on the Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

Section 7 Representations. Each of the Credit Parties represents and warrants to Agent and Lenders that (a) they have all necessary power and authority to execute and deliver this Amendment and the other Loan Documents executed and/or delivered in connection therewith and perform their obligations hereunder and thereunder, (b) this Amendment and the Credit Agreement, as amended hereby constitute the legal, valid and binding obligations of such Credit Party and are enforceable against such Credit Party in accordance with their terms, (c) all representations and warranties of the Credit Parties contained in the Credit Agreement, as amended hereby, and all other Loan Documents, are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty shall be true and correct in all respects) on and as of the date hereof, in each case except to the extent the same expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty shall be true and correct in all respects) as of such earlier date, (d) the Credit Parties are in compliance with all covenants of the Credit Parties contained in the Credit Agreement, as amended hereby, and all other Loan Documents, as of the date hereof, (e) no Default or Event of Default has occurred and is continuing under the Credit Agreement as amended by this Amendment, and (f) since December 31, 2015, there has been no Material Adverse Effect.

Section 8 New Lender. Contemporaneously with the effectiveness of this Amendment, Healthcare Financial Solutions, LLC (the “New Lender”) acknowledges and agrees that it shall be a Lender under, and a party to, the Credit Agreement for all purposes thereunder, have the rights and obligations of a Lender under the Credit Agreement and will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Section 9 Reallocations of Draw Term Loans and Revolving Loans; Waiver of LIBOR Breakage. It is hereby acknowledged and agreed by the parties hereto that, as of the Second Amendment Effective Date, (a) Healthcare Financial Solutions shall fund a $3,000,000 Draw Term Loan and a $3,400,000 Revolving Loan pursuant to its Commitments, (b) in respect of the $3,000,000 Draw Term Loan made by Healthcare Financial Solutions, LLC, the entire amount shall be distributed to Borrowers for immediate application to pay down the Revolving Loans of the Existing Lenders, (c) in respect of the $3,400,000 Revolving Loan made by Healthcare Financial Solutions, LLC, the proceeds thereof shall be used to pay down the Existing Lenders on a pro rata basis, and (d) the Lenders shall purchase and sell outstanding Draw Term Loans, Revolving Loans and Commitments among themselves, including, without limitation, the Existing Lenders shall assign (and hereby assign) to Healthcare Financial Solutions, LLC their respective pro rata share of $2,000,000 of existing Draw Term Loans (and Healthcare Financial Solutions, LLC hereby accepts such assignment), such that after giving effect to the foregoing fundings, paydowns, purchases, sales and assignments, as applicable, the outstanding principal balance of the Draw Term Loans and the percentage of the Revolving Loans held by each Lender equals its Draw Term Loan Commitment, in respect of Draw Term Loans, and its Applicable Percentage, in respect of Revolving Loans, as set forth in Schedule 1 to the Credit Agreement, as amended by this Amendment and set forth in Exhibit C attached hereto. The foregoing shall be deemed to have occurred hereunder automatically, and without any requirement for additional documentation, on the Second Amendment Effective Date (and for the avoidance of doubt, notwithstanding anything to the contrary set forth in Section 10.10 of the Credit Agreement). Solely in connection with such fundings, paydowns, purchases, sales and assignments of Loans to effectuate the foregoing reallocation, each of the Lenders hereby waives any amounts due such Lender under Section 8.1(a) of the Credit Agreement due to any payment, prepayment or conversion of a Eurodollar Loan on a date other than the last day of its Interest Period.

Section 10 Reference to, and Effect on, Credit Agreement and the Loan Documents.

(a) Ratification of Credit Agreement and the Loan Documents. Except as specifically amended above, the Credit Agreement shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Credit Agreement or any Loan Document. Each Credit Party hereby ratifies and reaffirms each of the terms and conditions of the Credit Agreement and the Loan Documents to which it is a party and all of its obligations thereunder.

(b) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any of the Loan Documents.

(c) References. Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any Loan Document to “the Agreement” or “the Credit Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

Section 11 Release. In consideration of Agent and Lenders entering into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which each Credit Party hereby acknowledges on its own behalf and on behalf of its successors (including, without limitation, any receiver or trustee acting on behalf of any Credit Party and any debtor-in-possession with respect to any Credit Party), assigns, subsidiaries and Affiliates (collectively, the “Releasors”), each Credit Party hereby forever releases, discharges and acquits Agent and Lenders and their respective parents, subsidiaries, shareholders, Affiliates, partners, trustees, officers, employees, directors, agents and attorneys and their respective successors, heirs and assigns (collectively, the “Releasees”) from any and all claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) indebtedness and obligations (collectively, “Claims”) of every type, kind, nature, description or character, including, without limitation, any so-called “lender liability” claims or defenses, and irrespective of how, why or by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might or be claimed to exist, of whatever kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent, each as though fully set forth herein at length, which may in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to any Credit Party, any other obligor (if any), this Amendment, the Credit Agreement, the Obligations, any Collateral, or any Loan Document and any third parties liable in whole or in part for the Obligations. This provision shall survive and continue in full force and effect whether or not the Credit Parties shall satisfy all other provisions of this Amendment, the Credit Agreement or any of the Loan Documents, including payment in full of the Obligations.

Section 12 Incorporation. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Credit Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Credit Agreement remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

Section 13 Conflict. If there is an express conflict between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall govern and control.

Section 14 Governing Law. This Amendment shall be governed and construed in accordance with the internal laws (including, without limitation, 735 ILSC Section 105/5-1 et seq., but otherwise without regard to the conflict-of-laws provisions) of the State of Illinois.

Section 15 Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

Section 16 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of a portable document file (also known as a .pdf file) of an executed counterpart signature page shall be effective as a manually executed counterpart signature hereof.

[SIGNATURE PAGES FOLLOW]

(Signature Page to Consent and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement)

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

BORROWERS:		ADDUS HEALTHCARE, INC., an Illinois corporation
ADDUS HEALTHCARE (IDAHO), INC., Delaware corporation
ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation
ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation
ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation
ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation
BENEFITS ASSURANCE CO., INC., a Delaware corporation
PHC ACQUISITION CORPORATION, a California corporation
PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation
ADDUS HEALTHCARE (SOUTH CAROLINA), INC., a Delaware corporation
ADDUS HEALTHCARE (DELAWARE), INC., a Delaware corporation
CURA PARTNERS, LLC, a Tennessee limited liability company
PRIORITY HOME HEALTH CARE, INC., an Ohio corporation
SOUTH SHORE HOME HEALTH SERVICE INC., a New York corporation

	By:	/s/ R. Dirk Allison
R. Dirk Allison
President

As President of each of the above listed entities and in such capacity, intending by this signature to legally bind each of the above entities

(Signature Page to Consent and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement)

OTHER CREDIT PARTIES:	ADDUS HOMECARE CORPORATION, a Delaware corporation

	By:	/s/ R. Dirk Allison
R. Dirk Allison
President

(Signature Page to Consent and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement)

AGENT AND LENDER:	FIFTH THIRD BANK, an Ohio banking corporation, as Agent and a Lender

	By:	/s/ Joseph Lehrer
Joseph Lehrer
Managing Director

(Signature Page to Consent and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement)

OTHER LENDERS:	COMPASS BANK, as a Lender

	By:	/s/ Thomas W. Harazim
	Name:	Thomas W. Harazim
	Title:	SVP

(Signature Page to Consent and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement)

OTHER LENDERS:	BANK OF THE WEST, as a Lender

	By:	/s/ Diane Marshall
	Name:	Diane Marshall
	Title:	Vice President

(Signature Page to Consent and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement)

OTHER LENDERS:	FRANKLIN SYNERGY BANK, as a Lender

	By:	/s/ Lisa Fletcher
	Name:	Lisa Fletcher
	Title:	Senior Vice President

(Signature Page to Consent and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement)

OTHER LENDERS:	HEALTHCARE FINANCIAL SOLUTIONS, LLC, as a Lender

	By:	/s/ R. Hanes Whiteley
	Name:	R. Hanes Whiteley
	Title:	Duly Authorized Signatory

EXHIBIT A

EXHIBIT B

NOTICE OF BORROWING

Date:             ,

To:	Fifth Third Bank, an Ohio banking corporation, as Agent for the Lenders parties to the Second Amended and Restated Credit and Guaranty Agreement dated as of November 10, 2015 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), among ADDUS HEALTHCARE, INC., an Illinois corporation (“Addus Healthcare”), ADDUS HEALTHCARE (IDAHO), INC., a Delaware corporation (“Addus Idaho”), ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation (“Addus Indiana”), ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation (“Addus Nevada”), ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation (“Addus New Jersey”), ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation (“Addus North Carolina”), BENEFITS ASSURANCE CO., INC., a Delaware corporation (“Benefits Assurance”), PHC ACQUISITION CORPORATION, a California corporation (“PHC Acquisition”), PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation (“Professional Reliable”), ADDUS HEALTHCARE (SOUTH CAROLINA), INC., a Delaware corporation (“Addus South Carolina”), ADDUS HEALTHCARE (DELAWARE), INC., a Delaware corporation (“Addus Delaware”), CURA PARTNERS, LLC, a Tennessee limited liability company (“Cura”), PRIORITY HOME HEALTH CARE, INC., an Ohio corporation (“Priority Home”), SOUTH SHORE HOME HEALTH SERVICE INC., a New York corporation (“South Shore”); Addus Healthcare, Addus Idaho, Addus Indiana, Addus Nevada, Addus New Jersey, Addus North Carolina, Benefits Assurance, PHC Acquisition, Professional Reliable, Addus South Carolina, Addus Delaware, Cura, Priority Home, South Shore and each other Person that becomes a “Borrower” thereunder pursuant to a Joinder Agreement are collectively referred to herein as the “Borrowers” and individually referred to herein, each a “Borrower”), and ADDUS HOMECARE CORPORATION, a Delaware corporation (“Holdings”), the other Credit Parties, certain Lenders which are signatories thereto, and Fifth Third Bank, an Ohio banking corporation, as Agent

Ladies and Gentlemen:

The undersigned Borrower Representative refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.5 of the Credit Agreement, of the Borrowing specified below:

1.	The Business Day of the proposed Borrowing is , .

2.	The aggregate amount of the proposed Borrowing is $ .

3.	The Borrowing is being advanced under the [Revolving] [Draw Term] Credit.

Exhibit B – Page 1

4.	The Borrowing is to be comprised of $ of [Base Rate] [Eurodollar] [Daily Floating LIBOR] Loans.

[5.	The duration of the Interest Period for the Eurodollar Loans included in the Borrowing shall be months.]

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

(a)	the representations and warranties of Credit Parties contained in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty shall be true and correct in all respects) as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty shall be true and correct in all respects) as of such date);

(b)	no Default or Event of Default has occurred and is continuing or would result from such proposed Borrowing;

(c)	the aggregate principal amount of the Revolving Credit Exposures of all Lenders shall not exceed the lesser of (x) the Leverage Limit (as determined based on the most recent Compliance Certificate) and (y) the total Revolving Credit Commitments in effect at such time;

(d)	in the case of a Borrowing, the Agent shall have received the notice required by Section 2.5 hereof, in the case of the issuance of any Letter of Credit the applicable L/C Issuer shall have received a duly completed Application together with any fees called for by Section 2.13 hereof, and, in the case of an extension or increase in the amount of a Letter of Credit, a written request therefor in a form reasonably acceptable to such L/C Issuer together with fees called for by Section 2.13 hereof;

(e)	with respect to any Draw Term Loan made after the Second Restatement Closing Date, (i) the Draw Term Loan Termination Date shall not have occurred, (ii) the requirements set forth in clauses (a) and (b) of Section 2.1 shall have been satisfied all in form and substance reasonably satisfactory to Agent, and (iii) the proposed Acquisition shall meet all of the applicable requirements, terms and conditions set forth in the definition of “Permitted Acquisition”; and

(f)

such Credit Event shall not violate any order, judgment or decree of any court or other authority or any provision of law or regulation applicable to the Agent or any Lender (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) as then in effect; provided that, any

Exhibit B – Page 2

such order, judgment, decree, law or regulation shall not entitle any Lender that is not affected thereby to not honor its obligation hereunder to advance, continue or convert any Loan or, in the case of any L/C Issuer, to extend the expiration date of or increase the amount of any Letter of Credit hereunder.

[INSERT NAME OF BORROWER REPRESENTATIVE]

By
Name
Title

Exhibit B – Page 3

EXHIBIT B

EXHIBIT E

COMPLIANCE CERTIFICATE

To:	Fifth Third Bank, as Agent under, and the Lenders party to, the Credit Agreement described below

This Compliance Certificate is furnished to the Agent and the Lenders pursuant to that certain Second Amended and Restated Credit and Guaranty Agreement dated as of November 10, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

The Undersigned hereby certifies that:

1.	I am the duly elected of [Insert Name of Borrower Representative];

2.	I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Credit Parties and their Subsidiaries during the accounting period covered by the attached financial statements;

3.	The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes an Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

4.	The financial statements required by Section 6.1 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete in all material respects as of the date and for the periods covered thereby; and

5.	The representations and warranties of the Credit Parties stated in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty shall be true and correct in all respects) as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty shall be true and correct in all respects) as of such date).

Exhibit E – Page 1

6.	The Schedule I hereto sets forth financial data and computations evidencing Borrower’s compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

7.	The Schedule II hereto sets forth a comparison of current financials against the budget for such period as required by Sections 6.1(a) or (b) or (c) of the Credit Agreement.

8.	The Schedule III hereto sets forth a calculation of the Leverage Limit for Borrowers as of the date hereof, and based on such Schedule, the Leverage Limit as of the date hereof is: $ .

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Credit parties have taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I, Schedule II and Schedule III hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this      day of             , 20    .

[INSERT NAME OF BORROWER REPRESENTATIVE]

By
Name
Title

Exhibit E – Page 2

SCHEDULE I

TO COMPLIANCE CERTIFICATE

[Insert Name of Borrower Representative]

Compliance Calculations

for Second Amended and Restated Credit and Guaranty Agreement dated as of November 10, 2015

Calculations as of             ,

A. Senior Leverage Ratio (Section 6.22(a))

1. Senior Funded Debt	$

2. Net Income for past 4 quarters	$

3. Interest Expense for past 4 quarters	$

4. Income taxes for past 4 quarters	$

5. Depreciation and amortization expense for past 4 quarters	$

6. Non-recurring fees, costs and expenses for this transaction for such period	$

7. Extraordinary or non-recurring expenses and losses acceptable to Agent for such period	$

8. Non-recurring due diligence costs and expenses in connection with closed Permitted Acquisitions for such period	$

9. Non-cash charges for such period	$

10. Negative adjustments to contingent consideration for such period	$

11. Stock-based compensation expense for such period	$

12. Sum of Lines A2 through A11 (“EBITDA”)	$

13. Ratio of Line A1 to A12	:1.0

14. Line A13 ratio must not exceed	:1.0

15. The Credit Parties are in compliance (circle yes or no)	yes/no

B. Reserved (Section 6.22(b))

C. Fixed Charge Coverage Ratio (Section 6.22(c))

1. EBITDA (from line A12)	$

Schedule I – Page 1

2. Non-financed Capital Expenditures for past 4 quarters	$

3. Income taxes for past 4 quarters	$

4. Dividends paid in cash and permitted for past 4 quarters	$

5. Line C1 minus the sum of Lines C2, C3 and C4	$

6. Principal payments for past 4 quarters	$

7. Permanent Revolving Credit Commitment reduction payments	$

8. Interest Expense for past 4 quarters	$

9. Sum of Lines C6, C7 and C8	$

10. Ratio of Line C5 to Line C9	:1.0

11. Line C9 ratio must not be less than	:1.0

12. The Credit Parties are in compliance (circle yes or no)	yes/no

D. Capital Expenditures (Section 6.22(d))

1. Capital Expenditures	$

2. Capital Expenditures must be less than	$

3. The Credit Parties are in compliance (circle yes or no)	yes/no

Schedule I – Page 2

SCHEDULE III

TO COMPLIANCE CERTIFICATE

[Insert Name of Borrower Representative]

Leverage Limit Calculations

for Second Amended and Restated Credit and Guaranty Agreement dated as of November 10, 2015

Calculations as of             ,

(a) EBITDA	$

(b) Applicable Advance Multiple	(not to exceed 3.75)

(c) Senior Funded Debt (other than Revolving Loans, L/C Obligations and Swing Loan Obligations)	$

(d) The product of (a) and (b)	$

(e) Less (c)	$

EXHIBIT C

Schedule 1

Commitments

Name of Lender	Draw Term Loan Commitment	Draw Term Loan Percentages	Revolving Credit Commitment	Applicable Percentage
Fifth Third Bank	$6,500,000.00	26.0%	$26,000,000.00	26.0%
Compass Bank	$6,000,000.00	24.0%	$24,000,000.00	24.0%
Bank of the West	$5,000,000.00	20.0%	$20,000,000.00	20.0%
Franklin Synergy Bank	$2,500,000.00	10.0%	$10,000,000.00	10.0%
Healthcare Financial Solutions, LLC	$5,000,000.00	20.0%	$20,000,000.00	20.0%

Total	$25,000,000.00	100%	$100,000,000.00	100%

ANNEX I

Closing Document Checklist

(See attached.)

FIFTH THIRD BANK

as Agent

with

ADDUS HEALTHCARE, INC., an Illinois corporation,

ADDUS HEALTHCARE (IDAHO), INC., a Delaware corporation,

ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation,

ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation,

ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation,

ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation,

BENEFITS ASSURANCE CO., INC., a Delaware corporation,

PHC ACQUISITION CORPORATION, a California corporation,

PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation,

ADDUS HEALTHCARE (SOUTH CAROLINA), INC., a Delaware corporation,

ADDUS HEALTHCARE (DELAWARE), INC., a Delaware corporation,

CURA PARTNERS, LLC, a Tennessee limited liability company,

PRIORITY HOME HEALTH CARE, INC., an Ohio corporation,

SOUTH SHORE HOME HEALTH SERVICE INC., a New York corporation,

as Borrowers,

and

ADDUS HOMECARE CORPORATION, a Delaware corporation, as Guarantor

CONSENT AND AMENDMENT NO. 2 TO

SECOND AMENDED AND RESTATED CREDIT FACILITY

DOCUMENT CHECKLIST

MAY 24, 2016

I.	Deal Team

Borrower (“B”)	Addus HealthCare, Inc. et al. 2300 Warrenville Road, Suite 100 Downers Grove, Illinois 60515

	Tel:	(630) 296-3548
	Fax:	(630) 487-2707

Don Klink
	Dir:	(630) 296-3540
	E-Mail:	DKlink@addus.com

Borrower Counsel:	Winston & Strawn LLP
(“BC”)	200 Park Avenue
New York, New York 10166
	Fax:	212 294-4700

John Kalyvas, Esq.
	Dir:	(212) 294-4757
	E-Mail:	JKalyvas@winston.com

Jonathan Sprintz, Esq.
	Dir:	(212) 294-6627
	E-Mail:	jsprintz@winston.com

Jordan Yellen, Esq.
	Dir:	(212) 294-6639
	Mobile	(610) 999-5857

2

Agent:	Fifth Third Bank
(“A”)	222 South Riverside Plaza, 30th Floor
MD GRVR31
Chicago, Illinois 60606
	Fax:	(312) 704-4127

Mr. Joseph Lehrer
Managing Director
	Dir:	(312) 704-4046
	E-Mail:	joseph.lehrer@53.com

Mr. Andrew Valko
Vice President
	Dir:	(312) 704-4097
	E-Mail:	andrew.valko@53.com

Mr. Michael Brothers
Managing Director
	Dir:	(312) 704-7362
	E-Mail:	michael.brothers@53.com

Ms. Katie Marano
Vice President
	Dir:	(312) 704-7328
	E-Mail:	Katherine.marano@53.com

Counsel to Agent:	Vedder Price P.C.
(“AC”)	222 N. LaSalle Street
Chicago, Illinois 60601
	Tel:	(312) 609-7500
	Fax:	(312) 609-5005

Thomas E. Schnur, Esq.
	Dir:	(312) 609-7715
	E-Mail:	tschnur@vedderprice.com

Marie Godush, Esq.
	Dir:	(312) 609-7674
	E-Mail:	mgodush@vedderprice.com

Ms. Diana M. Schoendorff
Paralegal
	Dir:	(312) 609-7859
	E-Mail:	dschoendorff@vedderprice.com

3

(“Lender”)	Franklin Synergy Bank
722 Columbia Ave.
Franklin, Tennessee 37064

Ms. Lisa Fletcher
	Dir:	(615) 564-6374
	Mobile:	(615) 772-5564
	Fax:	(615) 564-7375
	E-Mail:	Lisa.Fletcher@FranklinSynergy.com

(“Lender”)	Compass Bank
311 South Wacker Drive
Suite 2590
Chicago, Illinois 60606

Mr. Thomas W. Harazim
	Dir:	(312) 279-2007
	Mobile:	(630) 710-1851
	E-Mail:	thomas.harazim@bbva.com

(“Lender)	Bank of the West
155 North Wacker Drive
44th Floor
Chicago, Illinois 60606

Ms. Diane M. Marshall
	Dir:	(312) 283-2575
	Mobile	(847) 997-6940
	Fax:	(402) 918-8586
	E-Mail:	diane.marshall@bankofthewest.com

(“Lender”)	Healthcare Financial Solutions, LLC

4

Responsible Party
II.	Financing Documentation

	A.	Loan Documentation

		1.	Consent and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement		AC

			a.	Exhibit B – Notice of Borrowing	AC
			b.	Exhibit E – Compliance Certificate	AC
			c.	Commitment Schedule	AC
Schedule 1 - Commitments

		2.	$100,000,000 Revolving Notes for each of the following:		AC

			a.	$26,000,000 Eighth Amended and Restated Revolving Note – Fifth Third
			b.	$24,000,000 Second Amended and Restated Revolving Note – Compass Bank
			c.	$20,000,000 Second Amended and Restated Revolving Note – Bank of the West
			d.	$10,000,000 Second Amended and Restated Revolving Note – Franklin Synergy Bank

			e.	$20,000,000 Revolving Note – Healthcare Financial Solutions, LLC

		3.	$25,000,000 Draw Term Notes for each of the following:		AC

			a.	$6,500,000 Second Amended and Restated Draw Term Note – Fifth Third
			b.	$6,000,000 Second Amended and Restated Draw Term Note – Compass Bank
			c.	$5,000,000 Second Amended and Restated Draw Term Note – Bank of the West
			d.	$2,500,000 Second Amended and Restated Draw Term Note – Franklin Synergy Bank

			e.	$5,000,000 Draw Term Note – Healthcare Financial Solutions, LLC

		4.	$10,000,000 Amended and Restated Swing Note – Fifth Third		AC

		5.	Officer’s Certificate re: Conditions Precedent		AC

5

Responsible Party
		6.	Compliance Certificate with Leverage Limit Calculation at closing		B/BC

		7.	Closing Fee Letter		AC

		8.	Notice of Borrowing		B/BC

		9.	Disbursement Request		AC

			a.	Wire Instructions	B/BC

	B.	Account Documentation – N/A

	C.	Insurance Documentation – N/A

	D.	Collateral Documentation – Real Property – N/A

	E.	Opinions

		10.	Opinions of Borrower’s Counsel		BC

			a.	Counsel – Winston (Delaware, Illinois, New York and California)
			b.	Local Counsel – State of Ohio	Waived
			c.	Local Counsel – State of Tennessee	Waived

	F.	Payoff Documentation – N/A

III.	UCC – N/A

IV.	CORPORATE AUTHORIZATION

		11.	Certificate of No Change for Addus Healthcare, Inc.		B/BC

			a.	Borrowing Resolutions
			b.	Certificate of Good Standing from the Illinois Secretary of State

		12.	Certificate of No Change for Benefits Assurance Co., Inc.		BC/B

			a.	Borrowing Resolutions
			b.	Certificate of Good Standing from Delaware Secretary of State

		13.	Certificate of No Change for PHC Acquisition Corporation		BC/B

			a.	Borrowing Resolutions
			b.	Certificate of Good Standing from California Secretary of State

6

Responsible Party

14.	Certificate of No Change for Professional Reliable Nursing Service, Inc.		BC/B

	a.	Borrowing Resolutions
	b.	Certificate of Good Standing from California Secretary of State

15.	Certificate of No Change for Addus HomeCare Corporation		BC/B

	a.	Guarantor Resolutions
	b.	Certificate of Good Standing from Delaware Secretary of State

16.	Certificate of No Change for Addus Healthcare (Delaware), Inc.		BC/B

	a.	Borrowing Resolutions
	b.	Certificate of Good Standing from Delaware Secretary of State

17.	Certificate of No Change for Addus Healthcare (Idaho), Inc.		BC/B

	a.	Borrowing Resolutions
	b.	Certificates of Good Standing from Delaware

18.	Certificate of No Change for Addus Healthcare (Indiana), Inc.		BC/B

	a.	Borrowing Resolutions
	b.	Certificates of Good Standing from Delaware

19.	Certificate of No Change for Addus Healthcare (Nevada), Inc.		BC/B

	a.	Borrowing Resolutions
	b.	Certificates of Good Standing from Delaware

20.	Certificate of No Change for Addus Healthcare (New Jersey), Inc.		BC/B

	a.	Borrowing Resolutions
	b.	Certificates of Good Standing from Delaware

7

Responsible Party

	21.	Certificate of No Change for Addus Healthcare (North Carolina), Inc.		BC/B

		a.	Borrowing Resolutions
		b.	Certificates of Good Standing from Delaware

	22.	Certificate of No Change for Addus Healthcare (South Carolina), Inc.		B/BC

		a.	Borrowing Resolutions
		b.	Certificates of Good Standing from Delaware

	23.	Certificate of No Change for Cura Partners, LLC		B/BC

		a.	Borrowing Resolutions
		b.	Certificates of Good Standing from Tennessee

	24.	Certificate of No Change for Priority Home Health Care, Inc.		B/BC

		a.	Borrowing Resolutions
		b.	Certificates of Good Standing from Ohio Secretary of State

	25.	Certificate of No Change for South Shore Home Health Service Inc.		B/BC

		a.	Borrowing Resolutions
		b.	Certificate of Good Standing from New York Secretary of State

V.	Other Documents

	26.	Outstanding Post-Closing Items		B/BC

8

EXHIBIT A

STOCK CERTIFICATES AND STOCK POWERS

Name of Pledgor	Name and Type and Juris of Organization of Issuer	Class of Equity Interest	Equity Interest Certificate Number(s)	Number of Shares or Equivalent*	Percentage of Outstanding Equity Interests	Status of Stock Certificates	Status of Stock Powers

Addus HomeCare Corporation	Addus Healthcare, Inc., an Illinois corporation	Common	CS-4	1,000	100%	Received	Received

Addus HealthCare, Inc.	Benefit Assurance Co., Inc., a Delaware corporation	Common	2	1,000	100%	Received	Received

Addus HealthCare, Inc.	Professional Reliable Nursing Service, Inc., a California corporation	Common	4	200	100%	Received	Received

Addus HealthCare, Inc.	PHC Acquisition Corporation, a California corporation	Common	2	100	100%	Received	Received

Addus HealthCare, Inc.	Addus HealthCare (Idaho), Inc., a Delaware corporation	Common	C-01	1,000	100%	Received	Received

Addus HealthCare, Inc.	Addus HealthCare (New Jersey), Inc., a Delaware corporation	Common	C-01	1,000	100%	Received	Received

Addus HealthCare, Inc.	Addus HealthCare (North Carolina), Inc., a Delaware corporation	Common	C-01	1,000	100%	Received	Received

Addus HealthCare, Inc.	Addus HealthCare (Indiana), Inc., a Delaware corporation	Common	1	1,000	100%	Received	Received

Addus HealthCare, Inc.	Addus HealthCare (Nevada), Inc., a Delaware corporation	Common	C-01	1,000	100%	Received	Received

Addus HealthCare, Inc., an Illinois corporation	Addus HealthCare (South Carolina), Inc., a Delaware corporation	Common	1	1,000	100%	Received	Received

Addus HealthCare, Inc., an Illinois corporation	Addus HealthCare (Delaware), Inc., a Delaware corporation	Common	1	1,000	100%	Received	Received

Professional Reliable	LHCG XXXVIII, LLC, a California limited	LLC Units	2	10	10%	Received	Received

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Name of Pledgor	Name and Type and Juris of Organization of Issuer	Class of Equity Interest	Equity Interest Certificate Number(s)	Number of Shares or Equivalent*	Percentage of Outstanding Equity Interests	Status of Stock Certificates	Status of Stock Powers

Nursing Service, Inc., a California corporation	liability company

Professional Reliable Nursing Service, Inc., a California corporation	LHCG XXXVII, LLC, a California limited liability company	LLC Units	2	10	10%	Received	Received

Addus HealthCare, Inc., an Illinois corporation	Cura Partners, LLC, a Tennessee limited liability company	LLC Units	1	100	100%	Received	Received

Addus HealthCare, Inc., an Illinois corporation	Priority Home Health Care , Inc., an Ohio corporation	Common	3	100	100%	Received	Received

Addus HealthCare, Inc., an Illinois corporation	South Shore Home Health Service Inc., a New York corporation	Class A Voting Shares	3	100	100%	Received	Received

Addus HealthCare, Inc., an Illinois corporation	South Shore Home Health Service Inc., a New York corporation	Class B Non-Voting Shares	14	100	100%	Received	Received

Addus HealthCare, Inc., an Illinois corporation	Acaring Home Care, LLC, a New York limited liability company	Membership Interests	3	N/A	100%	Received	Received

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